UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 15, 2013

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 15, 2013, The Hartford Financial Services Group, Inc. (the “Company”) entered into a senior notes Pricing Agreement, dated April 15, 2013 (the “Pricing Agreement”), which incorporated by reference the terms of the senior notes Underwriting Agreement General Terms and Conditions dated April 15, 2013 (the “Underwriting Agreement”), each between the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the underwriters named in such agreement (the “Underwriters”), with respect to the offer and sale by the Company of $300 million aggregate principal amount of its 4.300% Senior Notes due 2043 (the “Notes” ). The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 (File No. 333-168532). The closing of the sale of Notes occurred on April 18, 2013.

The Pricing Agreement sets forth the specific terms of the Notes, including public offering price, coupon rate and interest payment dates and provides, among other things, that the Underwriters will purchase the Notes from the Company at the public offering price, less a discount of 0.875%.

Underwriting Agreement

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Underwriting Agreement also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with the sale of the Notes, and for customary contribution provisions in respect of those liabilities.

The Underwriters and their affiliates have provided, and in the future may continue to provide, various financial advisory, cash management, investment banking, commercial banking, corporate trust and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will continue to receive customary compensation.

The foregoing description of the material terms of the Underwriting Agreement and Pricing Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and the Pricing Agreement, which is attached hereto as Exhibit 1.2, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

As described under Item 1.01 above, pursuant to the Underwriting Agreement and Pricing Agreement, the Company issued on April 18, 2013 $300 million aggregate principal amount of Notes pursuant to a senior indenture, dated as of April 11, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”) (the “Indenture”).

The Notes are unsecured senior obligations of the Company and rank equally with all unsecured and unsubordinated indebtedness of the Company. The Notes bear interest at a per-annum rate of 4.300%. The Company will pay interest on the Notes semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2013.

The Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to sell, transfer or create certain liens, including liens on the capital stock of any restricted subsidiary.

The Notes will mature on April 15, 2043. However, the Company, at its option, may redeem the Notes at any time in whole or from time to time in part in multiples of $1,000, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate plus 25 basis points, plus accrued and unpaid interest up to but excluding the date of redemption.

The Indenture contains customary events of default. If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all the Notes to be immediately due and payable.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 8.01	Other Events

On April 18, 2013, the Company closed the sale pursuant to the Underwriting Agreement and Pricing Agreement of $300 million aggregate principal amount of Notes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement General Terms and Conditions, dated April 15, 2013, between The Hartford Financial Services Group, Inc. and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the Underwriters.

1.2	Pricing Agreement, dated April 15, 2013, between The Hartford Financial Services Group, Inc. and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the Underwriters.

4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3, dated April 11, 2007).

4.2	Global note for $300,000,000 aggregate principal amount of 4.300% Senior Notes due 2043.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

April 18, 2013	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Vice President, Associate General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement General Terms and Conditions, dated April 15, 2013, between The Hartford Financial Services Group, Inc. and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the Underwriters.

1.2	Pricing Agreement, dated April 15, 2013, between The Hartford Financial Services Group, Inc. and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the Underwriters.

4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3, dated April 11, 2007).

4.2	Global note for $300,000,000 aggregate principal amount of 4.300% Senior Notes due 2043.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).